UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): (August 19, 2010) August 13, 2009

BUSINESS DEVELOPMENT SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-32433	84-1300072
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

c/o Suzhou EZTripMart Business Services Co., Ltd.
15/F, 200 Taicang Rd.
Shanghai, China, 200020
(Address of principal executive offices)

+86-21-5383-7722
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On August 12, 2010, Business Development Solutions, Inc. (the "Company") approved the Company’s entry into an Agreement and Plan of Merger (the "Merger Agreement") with Business Development Solutions, Inc. ("BDS" or the "Surviving Corporation"), a Nevada corporation and wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement, the Company agreed to merge with and into BDS, with BDS continuing as the surviving entity (the "Reincorporation Merger"). The Reincorporation Merger will become effective on or about September 15, 2010 (the "Effective Time"). The Reincorporation Merger will be consummated to move the Company’s domicile to Nevada. The Merger Agreement and Reincorporation Merger were duly approved by the written consent of stockholders of the Company owning at least a majority of the outstanding shares of the Company’s common stock, dated August 13, 2010. For more information regarding the Reincorporation Merger, see the Company’s Information Statement on Schedule 14C filed on August 13, 2010 and the exhibits filed therewith.

On August 13, 2010, the stockholders of the Company owning at least a majority of the outstanding shares of the Company’s common stock also approved, by written consent, the Business Development Solutions, Inc. 2009 Equity Incentive Plan (the “Plan”), which had been previously approved by the Company’s Board of Directors on August 14, 2009, subject to stockholder approval. The Plan is a stock-based compensation plan that provides for grants of securities of the Company including stock options, stock awards, and stock appreciation rights. The Plan is intended to recognize the contributions made to the Company by employees of the Company and its subsidiaries, to provide such persons with additional incentive to devote themselves to the future success of the Company, and to improve the ability of the Company to attract, retain and motivate individuals. The Plan also is intended as an additional incentive to members of the Board of Directors of the Company to serve in their capacity as Directors of the Company and to devote themselves to the future success of the Company. A copy of the Plan is attached as Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on August 14, 2009 and is incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Business Development Solutions, Inc. 2009 Equity Incentive Plan [incorporated by reference to Exhibit 10.1 of the registrant's Quarterly Report on Form 10-Q filed on August 14, 2009]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT SOLUTIONS, INC.
Date: August 19, 2010	By: /s/ Shu Keung Chui
Shu Keung Chui
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Business Development Solutions, Inc. 2009 Equity Incentive Plan [incorporated by reference to Exhibit 10.1 of the registrant's Quarterly Report on Form 10-Q filed on August 14, 2009]